                                                                         EX10.10

                              ORO ARGENTINA LIMITED


                                   Suite 1260
                            999 West Hastings Street
                           Vancouver, British Columbia


                     --------------------------------------



                              CONVERTIBLE DEBENTURE
                              ---------------------
                                (the "Debenture")



PRINCIPAL:                 $1,500,000 (U.S.)

INTEREST:                  12% PER ANNUM

DUE DATE:                  SEPTEMBER 1, 2000



WITH THE TERMS AS FOLLOWS:


FOR VALUE RECEIVED, ORO ARGENTINA LIMITED (the "Company"), a company having its address for service of all notices and process hereto located as stated above, HEREBY ACKNOWLEDGES ITSELF INDEBTED TO AZCO MINING INC. (the "Lender"), a company duly incorporated under the laws of Delaware and having an address for notices and service at Suite 1250, 999 West Hastings Street, Vancouver, British Columbia, AND THE COMPANY PROMISES TO PAY TO THE LENDER, in the manner and at the times set forth herein in accordance with the stated terms, the AGGREGATE PRINCIPAL (the "Principal", also called the "Loan") sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000 U.S.) AND INTEREST , AND OTHER COSTS AS SET FORTH HEREIN, in lawful money of the United States of America.


The effective date (the "Effective Date") of this Debenture shall be May 22, 1998 and the due date (the "Due Date") for the payment of all unpaid Principal and Interest shall be September 1, 2000, unless accelerated due to default not cured or waived by the terms hereof, and such accelerated date shall thereupon be the Due Date.



                             -- Senior Debenture --

This Debenture is specifically acknowledged to be a continuing security for all indebtedness of the Company outstanding from time-to-time, including for all re-advances after any payments of Principal, partial or otherwise, until discharged by the Lender in writing.


1.       INTEREST

         This Debenture will bear interest (the "Interest") at TWELVE (12%) PERCENT PER ANNUM, calculated and payable annually. After the Due Date Interest shall continue at 12% per annum but shall be calculated monthly and payable monthly until payment in full of Principal and Interest. In the event the Lender elects to extend the Due Date at request of the Company, the Interest accrued shall be compounded to Principal and such compounded amount shall thereafter be deemed Principal and shall accrue Interest until the deferred Due Date.


2.       PAYMENT OF PRINCIPAL AND INTEREST

         The Principal, and Interest accrued thereon, will be due and payable by the Company to the Lender in the following manner:

         (a) Interest will be payable annually and on the Due Date, or any acceleration thereof, and any payments on this Loan shall be applied firstly to Interest;

         (b) the Principal shall be paid on the Due Date, and any acceleration thereof; and

         (c) in the event that the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the Interest calculation and the Principal payment calculations shall be adjusted appropriately.


3.       CONVERSION TERMS OF THIS DEBENTURE

         The Lender shall have the option during the term of this Debenture, and any extension thereto, to convert (the "Conversion Option") the Principal and Interest unpaid into common units (the "Units") of the Company at a conversion rate of FIFTY CENTS ($0.50) (US) per Unit, adjusted as to number and price of Units for any consolidation or sub-division of the Company's capital. Each Unit shall be composed of one share and one warrant, of which each warrant shall permit the purchase of an additional common share at a price of sixty cents ($0.60) (US) at any time from the exercise of the Conversion Option to two years thereafter.

The Lender shall have the right, at any time during the period of the Conversion Option, to require conversion of this Debenture into Units, which right shall supersede any tender by the Company for payment of this Debenture in cash.



                                 -- Debenture --

         Fractional shares will not be issued on any conversion but, in lieu thereof, the Company will make a cash payment.

         The right to convert the Debenture may be exercised by the Lender by the delivery of a notice setting forth the amount of the Conversion Option being exercised. If the Lender exercises less than the full amount of Principal and Interest outstanding, then this Debenture shall continue to secure any amounts remaining unpaid. Subject to regulatory delays reasonably acceptable to the Lender, the Units shall be delivered within ten (10) days of notice of exercise and subject to the least restriction available under appropriate regulatory laws. In the event that the Units are subject to a hold period, the Company shall qualify the same with any prospectus being issued by the Company but if any hold period is greater than one year, the Company shall qualify the same by prospectus at the demand of the Lender and at the Company's cost.


4.       FIRST CHARGE AND FURTHER SECURITY

         This Debenture shall be a first floating and fixed charge security on the assets of the Company. The Company agrees to promptly (absent regulatory delay, within ten (10) days of demand) provide further and other security as the Lender may require including, without restricting the generality, specific charge security on specific assets of the Company, such as a pledge of subsidiary shares of the Company.

         It is acknowledged by the Lender that the Company is issuing an additional debenture in the amount of $100,000 US having the same terms (other than loan amount and conversion rate) as this Debenture and ranking pari passu and pro rata with this Debenture. The Lender consents to the issue of such additional debenture. The Company shall not issue any further loans or other security whatsoever, whether superior, pari passu, or inferior to this Debenture, without the written permission of the Lender, which permission may be with held without reason.

5.       REDEMPTION RIGHTS

         The Company, with the Lender's prior permission (which may be refused without cause) and subject to the lender's right to exercise the Conversion Option, may, in the manner hereinafter set forth, pay any amount of outstanding Principal, and any Interest accrued, without bonus or penalty.

         Should the Company elect to pre-pay the Loan it shall request permission of the Lender thirty (30) days' prior to its intention to redeem and repay all or any portion of the Principal and any Interest accrued thereon which would be unpaid by the Company to the Lender at the end of such 30-day period (such day at the end of such 30-day period being the "Redemption Date" and, for clarity, such Redemption Date would be the date to which such Principal and Interest would be calculated at the close of business, in Vancouver, British Columbia, on such Redemption Date) and, thereupon, if the Lender has granted permission, the Lender will be entitled to exercise that part of the Loan intended to be redeemed until only noon on the business day preceding the Redemption Date, failing which exercise by the Lender will then terminate



                                 -- Debenture --
that part of the Conversion Option. If, however, the Company fails to make the payment of any portion of the Principal and any Interest accrued thereon to the Lender which it previously advised it intended to make on the Redemption Date, then the Lender will be entitled to continue to exercise the Conversion Option as to the then balance of the Principal and Interest of the Debenture until the Due Date or in accordance with a subsequent Redemption Date notice.


6.       FIXED CHARGE SECURITY

         Fixed Charge. As security for payment of the Principal and Interest and all other moneys owing by the Company to and for the performance of the obligations and other covenants of the Company, the Company hereby grants, mortgages, pledges, charges, assigns and conveys to and in favour of the Lender (subject to exception as to the last day of the term of any lease), as and by way of a fixed charge, all of the interest of the Company in the assets (the "Assets") listed in Schedule "A" hereto and hereby covenants and agrees to cause, at the Company's cost, the within Debenture to be registered against the Assets to the extend available in the relevant jurisdictions or, at the Lender's sole discretion and at the cost of the Company in the event of the Company's failure or omission to so register, hereby permits the Lender to register this Debenture as security on and to the Assets. The Company agrees that the Lender may register this Debenture at any time and may register the same in all governmental or public registries as it may consider advisable and, further, to make all such publications as the Lender may consider advisable to effect public notice of the charge herein created (the "Fixed Charge Mortgaged Property"), all at the cost of the Company.

         For the purposes of this Debenture, the assets to which the Fixed Charge Mortgaged Property refer are hereinafter collectively referred to as the "Mortgaged Property".

         The last day of any term reserved by any lease agreement is excepted out of the Mortgaged Property and charges hereby created and does not form any part of the Mortgaged Property; but if any sale is made under or pursuant to the powers herein contained of any lease forming part of the Mortgaged Property the Company will hold the same in trust for the purposes hereof to assign to any person who may acquire such term or any part thereof.


7.       REPLACEMENT OF PRIOR ENCUMBRANCES AND RELEASE OF SECURITY

         It is hereby agreed and acknowledged by the Company and the Lender that this security shall replace and supersede any preceding agreements and contracts of security respecting the Principal and Interest.

         Upon payment of the Principal (whether by payment in cash or by conversion to Shares) and payment of Interest, the Lender shall provide the Company, at its request, with all such discharges, releases and acknowledgments of payment as the Company may reasonably require and request to evidence such payment and to discharge the within security and any registration in respect thereto.



                                 -- Debenture --

         TO HAVE AND TO HOLD the same unto and to the use of the Lender, and the Lender's successors and assigns, upon and subject to the terms and conditions herein set forth.


         THIS DEBENTURE IS ISSUED SUBJECT TO AND WITH THE BENEFIT OF THE CONDITIONS ANNEXED HERETO, WHICH ARE TO BE DEEMED PART OF IT.



         IN WITNESS WHEREOF the Company has caused its duly authorized officer to execute these terms effective on the Effective Date.



ORO ARGENTINA LIMITED



Per:  ________________________________
      Authorized Signatory



AGREED AND ACCEPTED BY:



AZCO MINING INC.



Per:  ________________________________
      Authorized Signatory


                                   ----------


                                 -- Debenture --

                     CONDITIONS REFERRED TO IN THE DEBENTURE


BETWEEN: ORO ARGENTINA LIMITED ("COMPANY")
                  AND AZCO MINING INC. ("LENDER")

The Company hereby covenants and agrees with the Lender as follows, namely:


1. This Debenture is issued in accordance with resolutions of the Directors (and of the members, if applicable) of the Company and all other matters and things, including approval of relevant regulatory authorities, have been done and performed so as to authorize and make the creation and issue of this Debenture and the execution thereof legal and valid and binding and in accordance with the requirements of the laws relating to the Company.


2. The Company lawfully owns and is lawfully possessed and seized of the Mortgaged Property and has good title thereto, free from all liens, charges and encumbrances, save only those referred to herein, has good right and lawful authority to grant, mortgage, pledge, charge, encumber, bargain, sell, assign and convey the Mortgaged Property according to the true meaning and intent of this Debenture and will defend the title to the Mortgaged Property for the benefit of the Lender and against the claims and demands of all persons.


3. The Principal and Interest hereby secured will be paid without regard to any equities between the Company and the Lender or any intermediate holder hereof or any right of setoff or counterclaim; and the receipt of the Lender or the holders hereof for payment of such Principal and Interest will be a sufficient discharge to the Company of this Debenture.


4. The Principal hereby secured will become immediately due and payable on demand by the Lender, unless waived by the Lender, in any of the following events:

         (a) If an order is made or a resolution is passed or a petition is filed for the winding-up, dissolution or liquidation of the Company;

         (b) If the Company makes an assignment or proposal or a bankruptcy petition is filed or presented against the Company or the Company otherwise becomes subject to the provisions of any Act for the benefit of its creditors or otherwise acknowledges its insolvency;



                                 -- Debenture --

         (c) If any execution, sequestration, or any other process of any kind becomes enforceable against the Company and is not satisfied within 10 business days;

         (d) If a distress or analogous process is levied upon the Mortgaged Property of the Company or any part thereof unless the process is in good faith disputed by the Company;

         (e) If the Company ceases or demonstrates an intention to cease to carry on its business;

         (f) If a Receiver of the Company or all or any part of the Mortgaged Property is appointed;

         (g) If an encumbrancer commences foreclosure or takes possession of the Mortgaged Property of the Company or any part thereof;

         (h) If the Company without the prior written consent of the Lender authorizes the purchase by the Company of its shares;

         (i) If the Company carries on any business that it is restricted from carrying on by its Memorandum or Articles;

         (j) If the Company commences disposing of, permits the loss of, or is unable to maintain all or a substantial portion of its assets or of any part of the Mortgaged Property without the permission of the Lender;

         (k) If the Company changes control or if the majority of the Board of Directors is replaced or resigns without the permission of the Lender;

         (l) If the Company is a reporting publicly traded company and is cease traded for more than ten days in its principal trading jurisdiction or if the Company, voluntarily or otherwise and without the permission of the Lender, ceases to be listed on the stock exchange(s) on which it is listed on the Effective Date of this Debenture; or

         (m) If the Company defaults in observing or performing any covenant, agreement or condition of this Debenture on its part to be observed or performed and such default is not cured within a period of ten (10) calendar days following the giving of written notice of default to the Company by the Lender.


5. The Lender may waive any default by the Company in the observance or performance of any covenant, agreement or condition contained in this Debenture, or any other event which without such waiver would cause the moneys hereby secured to be immediately



                                 -- Debenture --
         due and payable, but no such waiver of the Lender will extend to or affect any subsequent default or event or the rights resulting therefrom.


6. The security hereby constituted will become enforceable if the Principal moneys and Interest hereby secured are not paid, or any conversion option not honoured, when the same become due and payable in accordance with the provisions herein contained.


7. At any time after the Principal moneys hereby secured have become payable and remain unpaid (where the Company has failed to rectify default within 30 days of notice), the Lender may by instrument in writing appoint any person, whether an officer or employee of the Lender or not, to be a receiver or receiver-manager (herein called the "Receiver") of the Company and/or (at the Lender's sole discretion) of the Mortgaged Property and assets hereby charged and may remove any Receiver so appointed and appoint another in his stead.

         Any Receiver so appointed shall have the power:

         (a) To take possession of, collect and get in the Mortgaged Property and for that purpose to take any proceedings in the name of the Company or otherwise;

         (b) To carry on or concur in carrying on the business of the Company and for that purpose to raise money on the Mortgaged Property in priority to this Debenture or otherwise;

         (c) To sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property and to convert the same or any part thereof into money, with full power to sell any Mortgaged Property either together or in parcels and either by public auction or private contract and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance (and the Receiver will not be accountable for any moneys until actually received), and with full power upon every such sale to make any special or other stipulation as to title or otherwise which the Receiver may deem proper, and with full power to buy in or rescind any contract for sale of the Mortgaged Property or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby; and

         (d) To make any arrangement or compromise which he may think expedient to the interests of the Lender.

         To enable any Receiver so appointed to exercise the powers granted to him by this Section 7, upon the appointment of the Receiver under this
         Section 7, the Company appoints such Receiver to be its attorney to effect a sale or lease of any of the Mortgaged Property by conveying or leasing in the name of or on behalf of the Company or otherwise, and under his own seal; and any deed, lease, agreement or other instrument signed by any such Receiver under his seal pursuant hereto will have the same effect as if it were under the corporate seal of the Company.

         It is hereby agreed and acknowledged that the Receiver may at any time bring an application before a court of competent jurisdiction to receive all orders and directions as the Receiver or the Lender may deem advisable for the purpose of exercising the receivership herein provided and for exercising all rights, powers and privileges conferred by this Debenture and the Company hereby attorns to all such process and waives any defenses thereto or any dispute regarding the power of the Receiver to exercise any of the powers herein granted, excepting only that the Company shall not be prohibited from pleading a right to a redemption period under the laws affecting real Mortgaged Property, but that such redemption period shall not exceed a period of ninety
         (90) days.

         No purchaser of any sale purporting to be made by such Receiver pursuant hereto will be bound to inquire whether any notice required hereunder has been given or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made, or continues, or notice that the sale is otherwise unnecessary, improper or irregular; and despite any impropriety or irregularity or notice thereof to any Lender, the sale as regards such Lender will be deemed to be within the aforesaid powers and be valid accordingly and the remedy (if any) of the Company in respect of any impropriety or irregularity whatsoever in any such sale will be in damages only.

         Any Receiver appointed hereby will be deemed to be the agent of the Company, and the Company will be solely responsible for his acts or defaults and for his remuneration and expenses, and the Lender will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

         All moneys received by such Receiver after providing for payment of all claims and charges (if any) ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the appointment of the Receiver including the reasonable remuneration of the Receiver and all outgoings properly payable by him will be applied:

         Firstly: In or towards payment of any costs provided by Section 8 hereinbelow set forth;

         Secondly:     In or towards payment to the Lender of the Principal and
                       all other moneys (other than Interest) hereby secured;

         Thirdly: In or towards payment to the Lender of all arrears of Interest remaining unpaid on this Debenture; and

         Fourthly:     The surplus (if any) will be paid to the Company.



                                 -- Debenture --

         The rights and powers conferred by this Section 7 are supplemental to and not in substitution for any rights and powers the Lender may from time to time have or a court of competent jurisdiction may confer on the Receiver upon his application in accordance with the laws and custom of the relevant jurisdiction.


8. The Company will pay to the Lender on demand the amount of all expenses including, without limiting the generality of the foregoing, all legal fees (on a solicitor and client basis) and other costs, charges and expenses incurred by the Lender relating to the creation and registration of this Debenture or in recovering or enforcing payment of the moneys hereby secured, or in realizing upon this Debenture or any other securities for such moneys, or in taking possession of or protecting or realizing upon any property comprised in any such security, all of which together with Interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.


9.       This Debenture is to be treated as an assignable instrument.


10. This Debenture is in addition to and not in substitution for collateral security and agreements now or hereafter held by the Lender, except as specifically elsewhere excluded by this Debenture.


11. The security created by this Debenture is a continuing security for the payment of all indebtedness, both present and future, and all and every liability, present or future, direct or indirect, absolute or contingent, of the Company to the Lender.


12.      The Company will at all times during the currency of this Debenture:

         (a) Give to the Lender any information which they may reasonably require relating to the business of the Company and upon request furnish access to its books and accounts and records at all reasonable times, and provide copies of its annual financial statements within one hundred and forty (140) days after the end of each fiscal year of the Company;

         (b) Maintain and preserve its, and any relevant affiliates or subsidiaries, charter and corporate organization in good standing and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by it;

         (c)      Conduct its business in a proper and businesslike manner;



                                 -- Debenture --

         (d) Insure and keep insured against all risks or hazards to their full insurable value all of the Mortgaged Property and assets and all other property which are of an insurable nature, and pay the premiums for all such insurance, and on request deliver to the Lender the policy or policies of such insurance;

         (e) Duly and punctually pay, perform and observe all rent, taxes, local improvement rates, assessments, covenants and obligations whatsoever which ought to be paid, performed or observed by the Company in respect of all or any part of the Mortgaged Property or assets hereby charged;

         (f) Fully and effectually register this Debenture in all jurisdictions and places where the Company carries on business or registration is required, and otherwise maintain and keep maintained the security hereby created as valid and effective security;

         (g) Pay duly and punctually all taxes, levies and assessments, and all debts and obligations to labourers, workmen, employees, contractors, sub-contractors, suppliers of material and others which, if unpaid, might, under the laws of any jurisdiction in which the Company conducts business, have priority over the security hereby created or any part thereof;

         (h) Make all payments and perform each and every covenant, agreement and obligation under any lease now held or hereafter acquired by the Company and any mortgage, debenture, trust deed or agreement charging any property or assets of the Company as and when the same are required to be paid or performed; and

         (i) Duly and punctually make all necessary filings and payments required with regulatory authorities to maintain the Company in good standing.


13. If the Company fails to perform any of the covenants, agreements or conditions herein contained, the Lender may, in its discretion, perform the same, and if any such covenant, agreement or condition requires the payment or expenditure of money, the Lender may make such payment or expenditure; and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear Interest at the rate provided for in this Debenture, will be at once payable by the Company to the Lender and will be secured hereby and have the benefit of the charges hereby created.


14. The Company will not at any time during the currency of this Debenture, without the prior written consent of the Lender:

         (a) Alter its Memorandum by altering any of its capital or any restriction or power upon or in respect to the business carried on or to be carried on by the Company;




                                 -- Debenture --

         (b) Become guarantor of any obligation, or become endorser in respect of any obligation, or otherwise become liable upon any notice or other obligation, other than in the normal course of the Company's business; or

         (c) Acquire or permit any loan, charge, claim, action, or encumbrance which may jeopardize the priority of this Debenture or may restrict or diminish the security of the Lender in the Mortgaged Property or any asset, without the permission of the Lender in writing.


15. It is hereby specifically acknowledged by the Lender that this Debenture shall not restrict the Company's ability to operate its business in the normal course including, without limiting the generality, this Debenture shall not prohibit the Company from disposing of (except of the Mortgaged Property) or acquiring assets in the normal course of business, whether real property or moveable property, or from disposing of its products of commerce in the normal course of business. The Company shall not sell, or otherwise dispose of, all or substantially all of its business without permission of the Lender and subject to such conditions as the Lender may consider appropriate, including the application of all proceeds therefrom to payment of the Debenture.


16. Until this Debenture has been discharged, this Debenture and the charges hereby created constitute valid and continuing security for the payment of any and all indebtedness owing by the Company to the Lender notwithstanding the temporary payment of all or any portion of the moneys hereby secured.


17. Neither the taking of any judgment nor the exercise of any power of seizure or sale or any other rights or powers of the Lender hereunder will operate to extinguish the liability of the Company to make payment of the Principal moneys and Interest hereby secured, nor will the same operate as a merger of any covenant or affect the right of the Lender to Interest at the rate hereinbefore provided.


18.      The Lender, in addition to any other powers given to it, has the power:

         (a) To release any property of the Company from the charge created by or pursuant to this Debenture;

         (b) To agree to any modification, compromise, release or waiver of the rights of the Lender against the Company or against its property, whether such rights arise under this Debenture or otherwise; and

         (c) To accept any other properties or securities in substitution the Mortgaged Property of this Debenture.



                                 -- Debenture --

19. Any notice given to the Company or the Lender in connection with this Debenture will be in writing and may be given by delivering the same physically or by electronic transmission or by sending the same by prepaid registered post addressed to the Company or the Lender at the addresses first herein set forth. Any notice so delivered will be deemed to have been received by a party upon delivery, and any notice so mailed will be deemed to have been received on the third (3rd) business day following the day on which it was mailed; but any notice given during a strike, lockout or other labour disturbance at the Post Office will be delivered and not mailed.


20.      Time is of the essence of this Debenture.


21. When the context hereof makes it possible, the word "person" appearing in this Debenture includes in its meaning any body corporate or a partnership; and the word "Lender" includes any subsequent holder hereof.


22. This Debenture and all its terms and conditions will enure to the benefit of the Lender and the Lender's successors and assigns, and will be binding upon the Company and its successors and assigns.




                                   ----------


                                 -- Debenture --

                                  SCHEDULE "A"

                               MORTGAGED PROPERTY


         TO A DEBENTURE BETWEEN ORO ARGENTINA LIMITED AND AZCO MINING INC.


         The Company hereby specifically charges and pledges, as a first charge, all of its interest in a Mineral Option Agreement (the "Option Agreement") dated February 2, 1998, and any amendments or successors thereto, made between the Company and Pierre Emmanuel Martre (or any assign or successor), and further charges, as a first charge, the shares, or other interests, of the Company of any companies created pursuant to the Option Agreement and shall place the said shares in escrow or trust, with all necessary transfer documents and director's resolutions and corporate consents and notices, under the terms of such pledge agreement, consistent with the terms of this Debenture, as the Lender may require. The Company shall cause or consent to all such registrations of this Debenture, and any pledge or other security required by the Company, in such registries or with such persons or offices as shall be required to make the security fully enforceable, with necessary public notice, as a first charge security under the laws of the Company, the Lender, or any Company asset to which the Lender has or requires specific security.





                                 -- Debenture --